EXECUTION COPY
          FOURTH AMENDMENT AND WAIVER, dated as of January 31, 2000 (this "Amendment and Waiver") to the Credit Agreement, dated as of January 28, 1998, (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among RELIANT BUILDING PRODUCTS, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), CHASE SECURITIES INC., as advisor and arranger (in such capacity, the "Arranger"), CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as documentation agent (in such capacity, the "Documentation Agent"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H :


          WHEREAS, the Borrower and Lenders are parties to the Credit Agreement; and

          WHEREAS, the Borrower requests that the Lenders waive compliance with certain financial covenants contained in the Credit Agreement; and

          WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth herein; and

          WHEREAS, the Lenders are willing to agree to the requested amendment and waivers, but only upon the terms and conditions contained herein;

          NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

     I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Unless otherwise indicated, all Section and subsection references are to the Credit Agreement.

     II.        Waivers  to  the  Credit  Agreement

          1. Section 7.1(a) (Consolidated Leverage Ratio). The Lenders hereby waive, for the period from February 1, 2000 to and including February 14, 2000 only, any Default or Event of Default occurring solely because the Borrower exceeds the maximum Consolidated Leverage Ratio as at the end of the second fiscal quarter of Fiscal Year 2000 and thereafter (including as at the end of the third fiscal quarter of Fiscal Year 2000 and thereafter) to and including February 14, 2000; provided, however, that such waiver shall only be effective for so long as no interest is paid on or after the date hereof by the Borrower in respect of the Senior Subordinated Notes.

          2. Section 7.1(b) (Consolidated Interest Coverage Ratio). The Lenders hereby waive, for the period from February 1, 2000 to and including February 14, 2000 only, any Default or Event of Default occurring solely because the Borrower does not meet the minimum Consolidated Interest Coverage Ratio for the period of four consecutive fiscal quarters ended with the second fiscal quarter of Fiscal Year 2000 and for the period of four consecutive fiscal quarters ended with the third fiscal quarter of Fiscal Year 2000; provided, however, that such waiver shall only be effective for so long as no interest is paid on or after the date hereof by the Borrower in respect of the Senior Subordinated Notes.

          3. Section 7.1(c) (Maintenance of Minimum EBITDA). The Lenders hereby waive, for the period from February 1, 2000 to and including February 14, 2000 only, any Default or Event of Default occurring solely because the Borrower does not meet the minimum Consolidated EBITDA for the period of four consecutive fiscal quarters ended with the second fiscal quarter of Fiscal Year 2000 and for the period of four consecutive fiscal quarters ended with the third fiscal quarter of Fiscal Year 2000; provided, however, that such waiver shall only be effective for so long as no interest is paid on or after the date hereof by the Borrower in respect of the Senior Subordinated Notes.

          4. Nonpayment of Interest on Senior Subordinated Notes. The Lenders hereby waive, for the period from February 1, 2000 to and including February 14, 2000 only, any Default or Event of Default occurring solely due to the nonpayment of interest by the Borrower with respect to the Senior Subordinated Notes.

     III. Amendment of Subsection 5.2(a) (Representations and Warranties). Subsection 5.2(a) of the Credit Agreement is hereby amended by inserting the words "Except as disclosed to the Lenders in the information memorandum dated January 10, 2000," at the beginning of such subsection.

     IV.          General  Provisions

          1. Representations and Warranties. On and as of the date hereof and after giving effect to this Amendment and Waiver, except as disclosed to the Lenders in the information memorandum dated January 10, 2000, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis, and to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date, provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended prior to the date hereof and pursuant to this Amendment and Waiver.

          2. Conditions to Effectiveness. This Amendment and Waiver shall become effective as of the date hereof upon receipt by the Administrative Agent of (a) counterparts of this Amendment and Waiver, duly executed and delivered by the Borrower and the Required Lenders and (b) counterparts of the Acknowledgment and Consent hereto, duly executed and delivered by Keystone, Inc. and each Guarantor under the Guarantee and Collateral Agreement.

          3. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The waivers provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment or waiver of, or an indication of the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment and Waiver).

          4. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment and Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          5. Counterparts. This Amendment and Waiver may be executed by one or more of the parties to this Amendment and Waiver on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          6. GOVERNING LAW. THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.



                                   RELIANT  BUILDING  PRODUCTS,  INC.


                                   By: /s/ William K. Snyder
                                        Name: William K. Snyder
                                        Title: CFO & Sr. V.P.

                                   CHASE  BANK  OF  TEXAS,  NATIONAL
                                   ASSOCIATION,  as  Administrative  Agent,
                                   Swing  Line  Lender,  Issuing  Lender
                                   and  as  a  Lender


                                   By: /s/ B.B. Wuthrich
                                       Name: B.B. Wuthrich
                                       Title: Vice President


                                   BANKBOSTON,  N.A.


                                   By:
                                       Name:
                                       Title:



                                   BALANCED HIGH YIELD FUND I
                                   BY BHF (USA) Capital Corporation acting as
                                   Attorney-in-fact


                                   By:
                                       Name:
                                       Title:

                                   By:
                                       Name:
                                       Title:



                                   PARIBAS

                                   By: /s/ Larry Robinson
                                       Name: Larry Robinson
                                       Title: Vice President

                                   By: /s/ Scott Clingan
                                       Name: Scott Clingan
                                       Title: Director




                                   ING  HIGH  INCOME  PRINCIPAL
                                   PRESERVATION FUND HOLDINGS, LDC

                                   By: ING  Capital  Advisors,  LLC
                                       as Investment  Advisor

                                   By: /s/ Kurt Wegleitner
                                       Name:  Kurt Wegleitner
                                       Title: Vice President





                                   NORTHERN  LIFE  INSURANCE
                                   COMPANY

                                   By: ING  Capital  Advisors,  LLC
                                       as  Investment  Advisor

                                   By: /s/ Kurt Wegleitner
                                       Name: Kurt Wegleitner
                                       Title: Vice President




                                   BHF  (USA)  CAPITAL  CORPORATION


                                   By:
                                       Name:
                                       Title:


                                   By:
                                       Name:
                                       Title:




                                   CIBC,  INC.


                                   By: /s/ Ihor Zaluckyj
                                       Name: Ihor Zaluckyj
                                       Title: Executive Director




                                   FLEET BUSINESS CREDIT
                                   CORPORATION

                                   By: /s/ H. Michael Wills
                                       Name: H. Michael Wills
                                       Title: Authorized Officer



                                   KEY  CORPORATE  CAPITAL  INC.


                                   By: /s/ Alan J. Ronan
                                       Name: Alan J. Ronan
                                       Title: Designated Signer




                                   KZH  CYPRESSTREE-1  LLC


                                   By: /s/ Peter Chin
                                       Name: Peter Chin
                                       Title: Authorized Agent



                                   SENIOR DEBT PORTFOLIO

                                   By: Boston Management and Research as
                                       Investment Advisor

                                   By: /s/ Scott H. Page
                                       Name: Scott H. Page
                                       Title: Vice President


                                   VAN  KAMPEN  CLO  II,  LIMITED
                                   By:  VAN  KAMPEN  MANAGEMENT
                                        INC.,  as  Collateral  Manager

                                   By: /s/ Darvin D. Pierce
                                       Name: Darvin D. Pierce
                                       Title: Vice President



                                   VAN  KAMPEN  PRIME  RATE  INCOME  TRUST

                                   By:    Van Kampen Investment Advisory Corp.


                                   By: /s/ Darvin D. Pierce
                                       Name: Darvin D. Pierce
                                       Title: Vice President




                             ACKNOWLEDGMENT AND CONSENT


     Each of the undersigned hereby consents to the foregoing Consent and Waiver and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Amendment:


                                   RBPI  HOLDING  CORPORATION


                                   By: /s/ William K. Snyder
                                   Title: V.P.


                                   RELIANT  BUILDING  PRODUCTS,  INC.


                                   By: /s/ William K. Snyder
                                   Title: CFO & Sr. V.P.


                                   RBP  OF  ARIZONA,  INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.



                                   RBP CUSTOM GLASS, INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.



                                   RBP OF TEXAS, INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.



                                   RBP TRANS, INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.



                                   LEVAN  BUILDIERS  SUPPLY,  INCORPORATED



                                   By: /s/ William K. Snyder
                                   Title: V.P.



                                   TIMBER  TECH,  INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.



                                   CFA  HOLDING  COMPANY


                                   By: /s/ William K. Snyder
                                   Title: V.P.


                                   CARE  FREE  ALUMINUM  PRODUCTS,  INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.


                                   ULTRA  BUILDING  SYSTEMS,  INC.


                                   By: /s/ William K. Snyder
                                   Title: V.P.


                                   ALPINE  INDUSTRIES,  INC.



                                   By: /s/ William K. Snyder
                                   Title: V.P.



                                   KEYSTONE,  INC.


                                   By:
                                   Title: